Exhibit 10.5

JOINT FILING STATEMENT

I, the undersigned, hereby express my agreement that the attached Schedule 13D (and any amendments thereto) relating to the Common Stock of Telik, Inc. is filed on behalf of each of the undersigned.

Date: July 17, 2014

RTP VENTURE FUND, LLC

By:	/s/ Philip O. Livingston
Name:	Philip O. Livingston, M.D.
Title:	Manager

JOAN L. TWEEDY 2011 REVOCABLE TRUST

By:	/s/ Philip O. Livingston
Name:	Philip O. Livingston, M.D.
Title:	Trustee

/s/ Philip O. Livingston
Philip O. Livingston, M.D.